UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

TELEDYNE BOLT, INC.

(Exact name of registrant as specified in its charter)

Connecticut	001-12075	06-0773922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Duke Place, Norwalk, Connecticut	06854
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code	(203) 853-0700

Bolt Technology Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 18, 2014, Lightning Merger Sub, Inc. (“Merger Sub”), a Connecticut corporation and wholly-owned subsidiary of Teledyne Technologies Incorporated, a Delaware corporation (“Teledyne”), merged with and into Bolt Technology Corporation, a Connecticut corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated September 3, 2014, by and among Teledyne, Merger Sub and the Company (the “Merger Agreement”), with the Company continuing as the surviving corporation (the “Merger”). As a result of the Merger, the Company became a wholly-owned subsidiary of Teledyne. Following the consummation of the Merger, the Company changed its name to “Teledyne Bolt, Inc.”

Section 2 - Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Under the terms of the Merger Agreement, at the effective time of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time (other than shares owned by the Company (or held in the Company’s treasury), Teledyne or Merger Sub or any of their direct or indirect wholly owned subsidiaries) was converted automatically into the right to receive $22.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”). Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of the Company (whether vested or unvested) was converted into the right to receive an amount in cash equal to the excess, if any, of $22.00 over the exercise price of such option, and each outstanding share of restricted stock vested and was converted into the right to receive an amount in cash equal to $22.00, in each case without interest and less any applicable withholding taxes.

On November 18, 2014, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) of its intent to remove its common stock from listing on NASDAQ in connection with the Merger, and requested that NASDAQ file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist and deregister the Company’s common stock. On November 18, 2014, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25 to delist and deregister the Company’s common stock.

The Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Company’s common stock, requesting that the Company’s common stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Company’s common stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders

Under the terms of the Merger Agreement, at the effective time of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time (other than shares owned by the Company (or held in the Company’s treasury), Teledyne or Merger Sub or any of their direct or indirect wholly owned subsidiaries) was converted automatically into the right to receive the Merger Consideration. Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of the Company (whether vested or unvested) was converted into the right to receive an amount in cash equal to the excess, if any, of $22.00 over the exercise price of such option, and each outstanding share of restricted stock vested and was converted into the right to receive an amount in cash equal to $22.00, in each case without interest and less any applicable withholding taxes.

At the effective time of the Merger, holders of shares of the Company’s common stock ceased to have any rights as shareholders of the Company (other than the right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth. The information set forth under Item 3.01 above and Item 5.01 below is incorporated herein by reference.

Section 5—Corporate Governance and Management

Item 5.01.	Changes in Control of Registrant

On November 18, 2014, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company with the Company continuing as the surviving corporation in the Merger. As a result of the Merger, the Company became a wholly-owned subsidiary of Teledyne. Following the consummation of the Merger, the Company changed its name to “Teledyne Bolt, Inc.” Under the terms of the Merger Agreement, at the effective time of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time (other than shares owned by the Company (or held in the Company’s treasury), Teledyne or Merger Sub or any of their direct or indirect wholly owned subsidiaries) was converted automatically into the right to receive the Merger Consideration. Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of the Company (whether vested or unvested) was converted into the right to receive an amount in cash equal to the excess, if any, of $22.00 over the exercise price of such option, and each outstanding share of restricted stock vested and was converted into the right to receive an amount in cash equal to $22.00, in each case without interest and less any applicable withholding taxes.

The purchase price paid by Teledyne was funded by (i) borrowings under Teledyne’s existing credit facility and (ii) cash on hand. The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K with the SEC on September 3, 2014. The information set forth under Item 5.02 below is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the effective time of the Merger on November 18, 2014, Dr. Robert Mehrabian, Melanie S. Cibik and Susan L. Main became the initial directors of the surviving corporation until their successors are duly elected or appointed or qualified or until their earlier death, resignation, or removal.

In addition, at the effective time of the Merger on November 18, 2014, Raymond M. Soto (Chairman and Chief Executive Officer), Michael C. Hedger (Chief Operating Officer and President) and Joseph Espeso (Senior Vice President – Finance and Chief Financial Officer) ceased to be officers of the Company, and William C. Andrews (Senior Vice President – Administration and Compliance) ceased to be the Senior Vice President – Administration and Compliance of the Company and was appointed as a Vice President of the surviving corporation.

The senior officers of the Company immediately following the completion of the Merger are Dr. Robert Mehrabian (Chairman and Chief Executive Officer), Aldo Pichelli (President), and Susan L. Main (Senior Vice President and Chief Financial Officer).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Immediately following the effective time of the Merger, the Company’s certificate of incorporation was amended and restated in its entirety to be in the form of the certificate of incorporation attached hereto as Exhibit 3.1, and so amended and restated became the certificate of incorporation of the surviving corporation. The bylaws of Merger Sub, in effect at the effective time of the Merger and attached hereto as Exhibit 3.2, became the bylaws of the surviving corporation until thereafter amended as provided by law, by the certificate of incorporation of the surviving corporation, and by the by-laws of the surviving corporation.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 3, 2014 among Teledyne Technologies Incorporated, Lightning Merger Sub, Inc. and Bolt Technology Corporation (incorporated by reference to Exhibit 2.1 to Form 8-K Current Report, SEC File No. 001-12075, dated September 3, 2014 and filed with the Commission on September 3, 2014).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE BOLT, INC.

By:	/s/ Susan L. Main
Susan L. Main,
Senior Vice President
and Chief Financial Officer

Dated: November 19, 2014

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 3, 2014 among Teledyne Technologies Incorporated, Lightning Merger Sub, Inc. and Bolt Technology Corporation (incorporated by reference to Exhibit 2.1 to Form 8-K Current Report, SEC File No. 001-12075, dated September 3, 2014 and filed with the Commission on September 3, 2014).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.